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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report       October 29, 1997
                --------------------------


                     CALCASIEU REAL ESTATE & OIL CO., INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               Louisiana                              72-0144530
     (State or other jurisdiction of            (I.R.S. Employer
      incorporation or organization)                Identification No.)

                              One Lakeside Plaza
                               Lake Charles, LA               70601
                  (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (318) 494-4256

Item 2.  Acquisition or Disposition of Assets.

  2. On October 29, 1997, Calcasieu Real Estate and Oil Co., Inc. purchased 3,496 acres of land in Cameron Parish, Louisiana, from Amoco Production Company for $1,663,000. There is no material relationship between Amoco Production Company and the registrant or any of its affiliates, any director or officer of the registrant, or any associate of any such director or officer. Registrant sold U. S. Treasury notes and used cash on deposit for $813,000 of the purchase price and borrowed $850,000 from First National Bank of Lake Charles. The property acquired was leased by Amoco for agricultural purposes. Registrant intends to continue such use.

                                   SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                        Calcasieu Real Estate and Oil Co., Inc.
                                        ---------------------------------------
                                            (Registrant)



Date  November 7, 1997                  /s/ Arthur Hollins, III
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                                        Arthur Hollins, III, President